REDEEMABLE NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2019
Noncontrolling Interest [Abstract]
REDEEMABLE NON-CONTROLLING INTERESTS
18.	REDEEMABLE NON-CONTROLLING INTERESTS

One of the Company’s subsidiaries issued redeemable preferred shares amounting to RMB1.1 billion to certain third party investors in 2019. The preferred shares are redeemable at holder’s option if the subsidiary fails to complete a qualified IPO in a pre-agreed period of time since its issuance with a redemption price measured by
10%
interest per year. The preferred shares are therefore accounted for as redeemable non-controlling interests in mezzanine equity and are accreted to the redemption value over the period starting from the issuance date.
For the year ended December 31, 2019, the Company recognized accretion of
RMB44
million to the respective redemption value of the preferred share over the period starting from issuance date with a corresponding reduction to the retained earnings.